                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                    ______________


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported):  June 13, 1996


                               BT Financial Corporation
                (Exact name of registrant as specified in its charter)



                     Pennsylvania         0-12377           25-1441348
          (State or other jurisdiction  (Commission        (IRS Employer
                of incorporation)       File Number)    Identification No.)



                  551 Main Street, Johnstown, Pennsylvania  15901
               (Address of principal executive offices)     (Zip code)



          Registrant's telephone number, including area code: 814-532-3801







                                  Page 1 of 6 pages.
                               Exhibit Index on page 5.





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          Item 2.   Acquisition or Disposition of Assets.

                    On June 13, 1996, The Armstrong County Trust Company, a Pennsylvania bank and trust company ("Armstrong"), was merged (the "Merger") with and into Johnstown Bank and Trust Company, a Pennsylvania bank and trust company ("Johnstown Bank") and wholly-owned subsidiary of BT Financial Corporation, a Pennsylvania corporation (the "Company"), pursuant to an Agreement and Plan of Reorganization dated October 24, 1995, as amended by the First Amendment to Agreement and Plan of Reorganization dated March 27, 1996 (the "Merger Agreement") by and among the Company, Johnstown Bank and Armstrong.

                    Pursuant to the Merger Agreement, each holder of Armstrong common stock ("Armstrong shareholder") received the right to exchange each share of Armstrong common stock for
          26.5 shares of Company common stock and $533.21 in cash (the "Merger Consideration"). The Merger Consideration was determined by arms' length negotiations between representatives of the Company and Armstrong. In lieu of fractional shares, each Armstrong shareholder was entitled to receive a pro-rated cash payment, based on the price of one share of Company common stock as of June 13, 1996.

                    The cash portion of the Merger Consideration was obtained through a loan from Mellon Bank, N.A. ("Mellon").
          Mellon provided a 30-day line of credit in the aggregate principal amount of $5,000,000, pursuant to a Line of Credit Agreement dated April 21, 1996 (the "Credit Agreement"). The Credit Agreement required repayment in full within 30 days of the closing of the Merger and permitted prepayment in whole or in part at any time. The Company drew only $4,300,000 under the Credit Agreement and paid Mellon in full on June 21, 1996, using proceeds from the sale of certain investment securities of Armstrong.


          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                    (a)  Financial Statements of Businesses Acquired.

                         The financial statements of Armstrong are
                    incorporated herein by reference to the Company's Registration Statement on Form S-4 (No. 333-02673).

                    (b)  Pro Forma Financial Information.

                         The pro forma financial information is
                    incorporated herein by reference to the Company's Registration Statement on Form S-4 (No. 333-02673).





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                    (c)  Exhibits.

                    Exhibit No.         Description
                    -----------         -----------
                    2.1                 Agreement and Plan of
                                        Reorganization dated October 24,
                                        1995, incorporated by reference to
                                        the Company's Current Report on
                                        Form 8-K dated as of October 24,
                                        1995

                    2.2 First Amendment to Agreement and Plan of Reorganization dated
                                        March 27, 1996, incorporated by
                                        reference to the Company's
                                        Amendment Number 3 to the
                                        Registration Statement on Form S-4
                                        dated as of May 13, 1996

                    99.1                Press Release dated June 13, 1996




































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                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BT Financial Corporation


          Date:  June 28, 1996          By:  /s/ John H. Anderson
                                             ------------------------
                                             John H. Anderson
                                             Chairman and Chief Executive
                                             Officer









































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                                   EXHIBIT INDEX



                                                                Sequential
          Exhibit No.            Description                     Page No.
          -----------            -----------                    ----------

           2.1                   Agreement and Plan of               *
                                 Reorganization dated
                                 October 24, 1995

           2.2                   First Amendment to                 **
                                 Agreement and Plan of
                                 Reorganization dated
                                 March 27, 1996

          99.1                   Press Release dated                 6
                                 June 13, 1996





                 *  Incorporated by reference to the Company's
                    Current Report on Form 8-K dated as of
                    October 24, 1995.

                **  Incorporated by reference to the Company's
                    Amendment Number 3 to the Registration
                    Statement on Form S-4 dated as of May 13,
                    1996.
























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                                     Exhibit 99.1


                      BT FINANCIAL CORPORATION FINALIZES MERGER


               JOHNSTOWN, PA (JUNE 13, 1996) -- BT Financial Corporation (NASDAQ NNM: BTFC) has announced that Johnstown Bank and Trust Company (Bank and Trust), its largest banking affiliate, has completed a merger agreement with The Armstrong County Trust Company (ACT) of Kittanning, Pennsylvania effective June 13, 1996.

               According to the merger agreement, each Armstrong County Trust shareholder will receive 26.50 shares of BTFC common stock ad $533.21 in cash.

               Chartered in 1902, Armstrong County Trust operated one office at 227 Market Street, Kittanning, Pennsylvania.

               "BT Financial Corporation plans to continue Armstrong County Trust's tradition of taking an active role in the economic and social well-being of the community," said John H. Anderson, Chairman and Chief Executive Officer of BTFC.

               At the close of the transaction, ACT had approximately $48.5 million in assets taking BTFC's assets from $1.2 billion to approximately $1.26 billion.

               Johnstown Bank and Trust Company is an affiliate of BT Financial Corporation, a bank holding company with headquarters at BT Financial Plaza, 551 Main Street, Johnstown, and assets totaling $1.26 billion. The Corporation's other banking affiliates include Fayette Bank, Uniontown, and Laurel Bank, Ebensburg. They serve 12 counties in southwestern Pennsylvania. BT Financial Corporation's other affiliates are BT Management Trust Company, a state-chartered trust company, and Bedford Associates, Inc., a real estate company.


















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